Exhibit 10.23

SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of August 23, 2006 (this “Amendment”), relating to the Credit Agreement referenced below, is by and among PHOSPHATE HOLDINGS, INC., a Delaware corporation, and MISSISSIPPI PHOSPHATES CORPORATION, a Delaware corporation (collectively, the “Borrowers”), the lenders identified on the signature pages thereto (the “Lenders”), and PNC Bank, National Association, a national banking association, as agent for the Lenders (in such capacity, the “Agent”). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a $15,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Revolving Credit and Security Agreement dated as of March 24, 2005, as amended (as amended and modified from time to time, the “Credit Agreement”) among the Borrowers, the Lenders identified therein, and PNC Bank, National Association, as agent for the Lenders;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement;

WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is amended as set forth below:

(a) The definition of “Maximum Revolving Advance Amount” in Section 1.2 is amended to read as follows:

“Maximum Revolving Advance Amount” shall mean (i) $17,500,000 through and including December 31, 2006 and (ii) $15,000,000 on January 1, 2007 and thereafter.”

(b) Sections 2.1(a)(iii) and (iv) are amended to read as follows:

“(iii) through and including March 31, 2007, up to the lesser of (A) (i) 50% through and including December 30, 2006 and (ii) 30% on

December 31, 2006 and thereafter, subject to the provisions of Section 2.1(b) hereof, of Eligible Insurance Claims, or (B) (i) $5,000,000 in the aggregate through and including December 30, 2006, (ii) $3,000,000 in the aggregate on December 31, 2006 through and including February 27, 2007 and (iii) $2,000,000 in the aggregate on February 28, 2007 and thereafter (the “Eligible Insurance Claims Advance Rate”), minus

(iv) such reserves as Agent may reasonably deem proper and necessary from time to time in its reasonable credit judgment exercised in good faith, including, without limitation, a reserve of $2,000,000 commencing on March 31, 2007.”

(c) Section 6.5(b) is amended to read as follows:

2. Amendment Fee. The Borrowers agree to pay the Agent an amendment fee of $20,000.

3. Representations and Warranties. The Borrowers hereby represent and warrant in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4. Acknowledgments, Affirmations and Agreements. The Borrowers (i) acknowledge and consent to all of the terms and conditions of this Amendment and (ii) affirm all of their obligations under the Credit Agreement and the Other Documents.

5. Credit Agreement. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

6. Expenses. The Borrowers agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent’s legal counsel.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	PHOSPHATE HOLDINGS, INC., a Delaware corporation

By: /s/ Robert E. Jones
Name: Robert E. Jones
Title: President

MISSISSIPPI PHOSPHATES CORPORATION, a Delaware corporation

By: /s/ Robert E. Jones
Name: Robert E. Jones
Title: Chief Executive Officer

AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent and as Lender

By: /s/ Jerold Slutsky
Name: Jerold Slutsky
Title: Vice-President

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